EMPLOYMENT AGREEMENT
                              --------------------

THIS EMPLOYMENT AGREEMENT ("Agreement") between RCT Entertainment (Louisiana), Inc., a Louisiana corporation, having its principal office and place of business in New Orleans, Louisiana (hereinafter referred to as the "Company") and Erich Norton White, a resident of New Orleans, Louisiana (hereinafter referred to as the "Employee").

                                    RECITALS:
                                    ---------

The Company presently operates Rick's Cabaret, a premier adult nightclub offering topless entertainment in New Orleans, Louisiana and the Company desires to employ the Employee in the capacity of the General Manager of the Company to manage the day-to-day operations of the nightclub and the Employee desires to be so employed under this Agreement, subject to the terms, conditions and covenants contained herein and as a Vice President Operations of Rick's Cabaret International, Inc.

                             CONDITIONS OF AGREEMENT
                             -----------------------

                                       I.

                                  CONSIDERATION
                                  -------------

This Agreement is executed and delivered for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. The special training and knowledge acquired or to be acquired by the Employee during employment are material factors relating to the employment of the Employee without which the employment relationship would not be commenced. The parties hereto acknowledge and agree that this Agreement is necessary to protect the Company's legitimate interests, including, but not limited to, its business goodwill, trade secrets and other confidential or proprietary information.

                                       II.

                               TERM OF EMPLOYMENT
                               ------------------

2.1  Term.  The Company  hereby  employs the Employee  and the  Employee  hereby
     -----
     accepts employment with the Company for a term of three (3) years ("Initial Term") which shall commence on the 15th day of April, 1997 and shall continue for the entire Initial Term, subject to earlier termination as provided in this Agreement.

2.2  Extension of Initial Term.  After the expiration of the Initial Term,  this
     --------------------------
     Agreement will he automatically  extended for additional and successive one
     (1) year periods, unless either party gives written notice to the other at least 30 days prior to the expiration of the Initial Term, or any one year renewal term, that such automatic extension shall not occur, in which event Employee's employment shall terminate upon the expiration of the Initial Term, or such renewal.

                                      III.

                               DUTIES OF EMPLOYEE
                               ------------------

3.1  Duties.  The  Employee  is hereby  employed  as General  Manager of the New
     -------
Orleans nightclub and as a Vice President Operations of Rick's Cabaret International, Inc. The Employee's responsibilities for such office shall be as directed by the President of Rick's Cabaret International, Inc. and the
President of RCI Entertainment (Louisiana) Inc. and as set forth in the Bylaws of the Company including managing the day-to-day operations of the Company's business. Generally, in his capacity as General Manager of the Company, the Employee will be primarily responsible for the general supervision, direction, and control of the Company, subject to the control of the President. In the discharge of such duties and throughout Employee's employment with Company, Employee shall, with respect to conduct involving certain matters including, but not limited to, conflicts of interest, usurpation of corporate authority, and personal and professional decorum and reputation, comply with (i) all requirements imposed by the Company upon similarly situated employees of the Company; (ii) standards generally accepted within the business community regarding similarly situated persons; and (iii) any relevant legal authority.

3.2  Change in Duties.The duties of Employee shall be those assigned to him from
     -----------------
time by the Company and may be changed by the Company from time to time without resulting in rescission or termination of this Agreement.

3.3 Engaging in Other Employment.The Employee shall devote such productive time,
    -----------------------------
ability, and attention to the business of the Company during the term of this Agreement as is required to fulfill his duties and responsibilities as set forth in Section 3.1 above. During the period of employment, the Employee further agrees not to (i) solely or jointly with others under-take or join any planning for or organization of any business activity competitive with the business activities of the Company, and (ii) directly or indirectly, engage or participate in any other activities in conflict with the best interest of the Company. Notwithstanding anything herein contained to the contrary, the Employee shall be able to devote such time as he deems reasonably necessary to his own private investments and affairs, so long as the performance of the Employee hereunder is not impaired and the covenants contained herein are not violated,

                                       IV.

                            COMPENSATION TO EMPLOYEE
                            ------------------------

4.1.  Monthly  Salary.  During  the Initial Term of this Agreement, the Employee
      ---------------
shall be entitled to a monthly salary of $5,000.00, less all payroll deductions and applicable taxes.

The time of payment for each installment shall be consistent with the general business practices of the Company.

4.2  Other CompensationEmployee is hereby granted 25,000 options under the terms
     ------------------
of the Employee Stock Option Plan of Rick's Cabaret International, Inc. The options are to purchase stock in Rick's Cabaret International, Inc. at the closing price on April 11, 1997, minus any discount permitted under the terms of the Employee Stock Option Plan.

Employee will be entitled to a an annual bonus in the amount of 6% of the net profitability (before calculation of any allocated US Federal Income Tax) after an allocation of 30% of the overhead of the parent company, Rick's Cabaret International, Inc. (which for the purposes of the initial term will be assumed not to exceed $500,000 for 100% of overhead).

Employee will not be entitled to any bonus in the event that the profitability of RCI Entertainment (Louisiana) Inc., before computation of any allocated US federal income tax, is less than $500,000.00. In the event that profitability is in excess of $500,000.00 then Employee shall be entitled to a bonus equaling 6% of the entire profitability. Any bonus accruing due shall be paid annually 15 days after the close of the fiscal year.

For the fiscal year ending September 30, 1997 the minimum threshold for profitability will be $375,000 rather than $500,000.00. Employee shall be entitled to draw down on any bonus accrued every fiscal quarter of the Company, to the extent 50% of the accrued bonus.

In the event that Employee's bonus exceeds $30,000 in any fiscal year, the Company agrees to match the excess with a grant of stock in an identical amount to the excess (for example if the bonus payable to Employee in the fiscal year were $70,000 Employee would receive stock valued at $40,000 (valued as at the end of the relevant fiscal year)).

4.3 Review. The Employee, after the initial Term, if still employed by the Company, shall be reviewed at such times as are consistent with the Company's general personnel policies.

4.4  Fringe  Benefits-Employee  Benefits  Plan.The Employee shall be entitled to
     ------------------------------------------
participate on an equitable basis, as the Board of Directors may, in the exercise of its discretion deem appropriate, in any stock option plan and any additional year end or other profit sharing or incentive or deferred compensation arrangements, whether provided for in stock, cash or otherwise, which the Company may distribute to or provide for officers and employees generally, or for a limited or selected group, as well as under any other plans, benefits, customs or practices now or hereinafter made available to other executives of the Company, including as examples only, group life insurance and medical insurance. The Company may terminate, amend or modify any or all such plans at any time and may choose not to adopt additional plans. The Employee's rights under any benefits plans now in force or later adopted by the Company shall be governed solely by their terms.

4.5  Expense  Account.  The  Employee  is  authorized  to  incur  reasonable and
     ----------------
necessary expenses directly associated with the promotion of the interests of the Company, and the performance of his assignments, including expenditures for entertainment and travel. The Company will reimburse the Employee from time to time for all such business expenses, upon the Employee's presenting to the Company such information and support as prescribed by Company policy.

4.6  Holidays  and  Vacations.The Employee shall be entitled to two (2) weeks of
     -------------------------
paid vacation for each year during the term hereof Additionally, the Employee shall be entitled to such fully paid holidays as are normally taken by other full time employees of businesses similar to the Company, and such other holidays which may be particular to the Employee's religious preference.

                                       V.

                                 LIFE INSURANCE
                                 --------------

     At any time during the term of this Agreement, the Company shall have the right to insure the Employee s life for the Company's sole benefit, and to determine the amount and type of insurance and type of policy. The Company shall be required to pay all premiums due on such policies. The Employee shall cooperate with the Company in taking out insurance by submitting to physical examination(s), by supplying all information required by the insurance company, and by executing any and all other necessary documents. The Employee shall incur no financial obligation by executing the required documents and shall have no interest in any such policies, except as otherwise provided herein.

                                       VI.

                            TERMINATION OF EMPLOYMENT
                            -------------------------

6.1 Termination by the Employee Without Cause. If the employment of the Employee
    ------------------------------------------
is terminated by the Employee for any reason other than as set forth in the other paragraphs of this Article VI (such termination being herein defined as without cause"), the Employee shall give the Company thirty (30) days written notice of termination; provided, however, that the Employee shall not be entitled to terminate his employment with the Company during the initial Term without cause. Except as otherwise provided for herein, any such termination of the Employee's employment for any reason whatsoever, whether voluntary or involuntary, shall not prejudice any other remedy to which any party may be entitled either at law, in equity, or under this Agreement.

6.2  Termination for Cause by the Company. The Company may "for cause"
     -------------------------------------
terminate the employment of the Employee at any time without notice. "For cause" for the purpose of this Agreement is defined as:

     A. The willful and continued failure to substantially perform his duties as set forth in this Agreement;
     B. The breach by the Employee of any of the provisions of this Agreement or of the covenants contained in Article VII of this Agreement;
     C. If the Employee is convicted of any crime involving moral turpitude; including without limitation, fraud or embezzlement or similar acts of dishonesty toward the Company; or
     D. If the Employee fails to achieve the minimum profitability goals as set forth in Paragraph 4.2 of this Agreement in any fiscal year.

     If the Employee is terminated for cause as hereinabove defined, the Company shall pay to the Employee only that compensation specified in Paragraph 6.3
                               ----
below.

6.3  Effect  of  Termination on Compensation. In the event of the termination of
     ---------------------------------------
employment by the Company or the Employee for any reason whatsoever, including resignation or voluntary termination by the Employee, the Employee shall be entitled to the compensation earned by him including all compensation specified in Article IV herein, prior to the date of termination as provided for in this Agreement, computed pro rata up to and including the date of such termination of employment. Upon such payment to the Employee, the Company shall be relieved of further obligation as it relates to this Agreement; however, the Employee shall still be bound by the covenants and restrictions contained in Article VII below.

                                      VII.

                              RESTRICTIVE COVENANTS
                              ---------------------

7.1  Definition.  The Employee hereby acknowledges that during the course of his
     -----------
employment with the Company, he will have access to and will become familiar with various trade secrets and other proprietary and confidential information which are owned by the Company and which are used in the operation of the Company's business. "Trade secrets and other proprietary and confidential information" consist of, for example, and not intending to be inclusive, (i) methods of doing business; (ii) financial information, consisting of financial cost, and sales data and other information; (iii) personnel information (iv) lists of Customers and accounts, contracts, sales information, pricing list, vendor and supplier list of the Company; (v) other information of a confidential nature which must remain confidential for the continuing success of the Company; and (vi) such other information concerning the business of the Company and the Company's goodwill.

7.2     Non-Disclosure  and  Confidentiality Covenants.The Employee acknowledges
        -----------------------------------------------
that
the Company's trade secrets and other proprietary and confidential information, as they may exist from time to time, are valuable, special and unique assets of the Company's business. Additionally, Employee acknowledges that the business goodwill and business contacts of the Company are the sole property of the Company and are among the Company's most valuable business property. Therefore, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to protect the foregoing valuable property of the Company, the Employee expressly covenants and agrees as follows:

Except as required in the course of his employment with the Company, the Employee will not, during and after the termination of his employment:

     (1) Disclose, directly or indirectly, the Company's trade secrets and proprietary and confidential information, or any part thereof, to any person, corporation, association or other entity for any reason or purpose whatsoever; or

     (2) Directly or indirectly use the Company's trade secrets and other proprietary and confidential information, or any part thereof, for his own purpose or for his own benefit in any activity of any nature whatsoever.

7.3  Return  of  Company's Property.The Employee covenants and agrees that, upon
     -------------------------------
the request of the Company or upon termination of employment, the Employee shall turn over to the Company all files, records, documents, drawings, presentations, specifications, equipment, disks or other computer media, data, computer printouts, records, written materials and similar items relating to the business of the Company, and any other property of the Company in his possession or under his control. In the event the Employee fails to return the Company's property when required or requested to do so, the Company may, in addition to any other remedy provided by law, withhold any amounts due the Employee until full compliance with this Paragraph 7.3.

7.4  Covenant  Not to Compete.So long as the Employee is employed by the Company
     -------------------------
and for a period of six (6) months after either (i) the voluntary termination of employment by Employee or (ii) the termination of the Employee by the Company for cause, as set forth in Section 6.2 hereof, the Employee specifically agrees that he will not, for himself, on behalf of, or in conjunction with any person, firm, corporation or entity, other than the Company (either as principal, employee, shareholder, member, director, partner, consultant, owner or part owner of any corporation, partnership or any type of business entity) anywhere in any county in which the Company is doing business at the time of termination, directly or indirectly, own, manage, operate, control, be employed by, participate in, or he connected in any manner with the ownership, management, operation, or control of any business similar to the type of business conducted by the Company at the time of termination of the Employee's employment.

7.5  Employee'  Acknowledgements  and  Agreements.The  Employee acknowledges and
     ---------------------------------------------
agrees  that:

     (1) Due to the nature of the Company's business, the foregoing covenants place no greater restraint upon the Employee than is reasonably necessary to protect the business and goodwill of the Company;

     (2) These covenants protect a legitimate interest of the Company and do not serve solely to limit the Company's future competition;

     (3) This Agreement is not an invalid or unreasonable restraint of trade;

     (4) A breach of these covenants by the Employee would cause irreparable damage to the Company;

     (5) These covenants will not preclude the Employee from becoming gainfully employed following termination of employment with the Company;

     (6) These covenants are reasonable in scope and are reasonably necessary to protect the Company's business and goodwill and valuable and extensive trade which the Company has established through its own expense and effort;

     (7) The signing of this Agreement is necessary for the Employee's employment; and

     (8) He has carefully read and considered all provisions of this Agreement and that all of the restrictions set forth are fair and reasonable and are reasonably required for the protection of the interests of the Company.

7.6  Remedies  Injunction.In  the  event  of the Employee's actual or threatened
     ---------------------
breach provisions of this Agreement, the Employee agrees that the Company shall be entitled to a temporary restraining order, preliminary injunction and/or permanent injunction restraining and prohibiting the Employee from violating the provisions herein. Nothing in this Agreement shall be construed to prohibit the Company from pursuing any other available remedies for such breach or threatened breach, including the recovery of damages from the Employee. The Employee further agrees that for the purpose of any such injunction proceeding, it shall be presumed that the Company's legal remedies would be inadequate and that the Company would suffer irreparable harm as a result of the Employee's violation of the provisions of this Agreement. In any proceeding brought by the Company to enforce the provisions of this Agreement, no other matter relating to the terms of any claim or cause of action of the Employee against the Company will be defense thereto.

7.7  Severability.   In  the  event that any of the provisions of this Agreement
     -------------
are held to be invalid or unenforceable in whole or in part, those provisions to the extent enforceable and all other: provisions shall nevertheless continue to valid and enforceable as though the invalid or unenforceable parts had not been included in this Agreement. In the event that any provision relating to the time period or scope of a restriction shall be declared by a court of competent jurisdiction to exceed the maximum time period or scope such court deems reasonable and enforceable, then the time period or scope of the restriction deemed reasonable and enforceable by the court shall become and shall thereafter be the maximum time period or the applicable scope of the restriction. The Employee further agrees that such covenants and/or any portion thereof are severable, separate and independent, and should any specific restriction or the application thereof, to any person, firm, corporation, or situation be held to be invalid, that holding shall not affect the remainder of such provisions or covenants.

                                      VIII.

                               GENERAL PROVISIONS

8.1  Notices. Any notices to be given hereunder by either party to the other may
     --------
be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses set forth below, but each party may change their address by written notice in accordance with this Paragraph 8.1 Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of three (3) days after mailing.

          If  to  Company:     Rick's  Cabaret  International,  Inc.
                               3113  Bering  Drive
                               Houston,  Texas  77057

          If  to  Employee:    Erich  Norton  White
                               315  Bourbon  Street
                               New  Orleans,  Louisiana

8.2  Law Governing  Agreement and Venue. This Agreement shall be governed by and
     -----------------------------------
construed in accordance with the laws of the State of Texas. This Agreement is executed in Harris County, Texas. Venue shall be in Harris County, Texas for any legal proceeding to enforce the terms, conditions or covenants contained herein.

8.3  Attorneys'  Fees and Costs.  If any action at law or in equity is necessary
     ---------------------------
to enforce or interpret the terms of this Agreement, the prevailing parties shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which he may be entitled.

8.4  Contract Terms to be Exclusive. This Agreement Contains the sole and entire
     -------------------------------
agreement between the parties and shall supersede any and all other agreements between the parties with respect to the Employee's employment. The parties acknowledge and agree that neither of them has made any representation with respect to the subject matter of this Agreement or any other agreement executed between them or any representations inducing the execution and delivery hereof or any other agreement executed between them except such representations as are specifically set forth herein and each of the parties hereto acknowledges that he or it has relied on his or its own judgement in entering into the same. The parties hereto further acknowledge that any statements or representations that may have heretofore been made by either of them to the other are void and of no effect and that neither of them has relied thereon in connection with his or its dealings with the other.

8.5  Waiver or Modification Ineffective Unless in Writing.  It is further agreed
     -----------------------------------------------------
that no waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and that no evidence of any waiver or modification shall be offered or received in evidence in any proceeding or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of any party hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this paragraph may not be waived as herein set forth.

8.6  Invalidity  of  Contract.  Should any  provision(s)  of this  Agreement  be
     -------------------------
declared invalid or unenforceable by a court of competent jurisdiction, it shall be severed or modified and the remainder of this Agreement shall be enforced in total. Additionally, if the Employee claims that any provision or covenant contained herein is invalid or unenforceable, he nevertheless agrees to comply with such provision or covenant as written until a court of competent jurisdiction determines the enforceability or validity of such provision or covenant, or limits the scope thereof, and further agrees to be liable for any and all damages to the Company pending such determination by the court.

8.7  Assignment.  The rights and  benefits of the Company  under this  Agreement
     -----------
shall inure to the benefit of and be binding upon the successors and assigns of the Company. The rights of the Employee hereunder are personal and nontransferable except that the rights and benefits hereof shall inure to the benefit of the heirs, executors and legal representatives of the Employee.

8.8  Gender. In all cases where a feminine or masculine pronoun is used it shall
     -------
be  deemed  to include the other and as may be applicable to the instant matter.

     IN WITNESS WHEREOF, this Agreement has been executed in Houston, Harris County, Texas as of the _ day of _____, 1997

               COMPANY;

               RCI  ENTERTAINMENT  (LOUISIANA),  INC.

               /S/  ROBERT  WATTERS
               --------------------
                    ROBERT  WATTERS,  PRESIDENT


               EMPLOYEE:

               BY:  /S/  ERICH  N.  WHITE
               --------------------------
               ERICH  N.  WHITE

AMENDMENT  TO  IMPLOYMENT  AGREEMENT

THIS  AGREEMENT  is  made  as  of  the  14th  day  of  May,  1998
                                        ----           ---

WHEREAS Erich Norton While and RCI Entertainment (Louisiana) Inc. entered into an Employment Agreement on the 15th day of April, 1997, and,

WHEREAS  both  parties  wish  to  amend  the  Employment  Agreement,

NOW THEREFORE, in consideration of the above and in further consideration of the benefits to both parties arising from he following amendment to the Employment Agreement. the parties have agreed as follows:

Section 4.1 of the Employment Agreement shall be modified such that the annual salary of Erich Norton White shall be $100,000 payable in bi-weekly installments.

Section  4.2 of the Employment Agreement continue in force with no modification.

Section 2.1 of the Employment Agreement shall be modified such that the Initial Term of the Employment Agreement shall continue until April 14, 2001.

IN WITNESS whereto the parties have signed this Agreement on the date first above written,

BY:  /S/  ERICH  N.  WHITE
--------------------------
          ERICH  N.  WHITE


/S/  ROBERT  WATTERS
--------------------------------------------------
     ROBERT  WATTERS,  PRESIDENT
PRESIDENT,  RCI  ENTERTAINMENT  (LOUISIANA),  INC.
PRESIDENT,  RICK'S  CABARET  INTERNATIONAL,  INC.